                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-62561) of Microsemi Corporation of our report dated November 21, 1996, appearing on page 14 of this Form 10-K.



PRICE WATERHOUSE LLP
Costa Mesa, California
December 17, 1996